EXHIBIT 99.1

Safe Harbor Statement This presentation contains forward looking statements and forecast financial statements concerning the future of the company that are intended to qualify for the safe harbors from liabilities, established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements and forecast financial statements can be identified by such words as "believes", "anticipates", "plans", "expects", or words of similar impact. The future performance of the company is subject to a number of factors including, but not limited to, general economic conditions, financing, competitive activity, and the possibility of future government regulations that may adversely affect the company. For more information about potential risks in investing in our company, please read our periodic filings at http://www.sec.gov

Overview China Direct, Inc. is a U.S. company doing business in China Empower Chinese entities to effectively compete in the global economy Two core business divisions Management Services Division: Acquire controlling interest in Chinese entities Advisory Services Division: Cross pacific consulting organization Initial Public Listing, August 2006 ($40 MM total investment) AMEX Listing: September 24, 2007 NASDAQ Listing: April 14, 2008 2007 Performance (audited): Revenue: $174 MM Net Income: $11.8 MM EPS (diluted): $0.67 per share +1,200 employees in the U.S. and China

Corporate Structure China Direct, Inc. "CDS" (Parent Company) CDI China, Inc. Management Services Division Active Ownership China Direct Investments, Inc. Advisory Services Division Comprehensive Consulting CDI Shanghai Management Central Support Network Portfolio Companies Magnesium segment Clean Technology segment Basic Materials segment Client Companies Sunwin International Dragon International Group China America Holdings Dragon Capital China Logistics Group

Market Data Share Price (5/09/08) $9.10 Revenues (12/31/2007) $174 MM Market Cap $209 MM Fully Diluted Earnings (12/31/2007) $0.67 per share Cash (3/31/08) $26.8 MM Total Assets (3/31/08) $108 MM Shares Outstanding 23 MM Institutional Ownership 25% 52 Week Range $2.85 - $12.95 Insider Ownership48%

Small to Medium Enterprises Small to Medium Enterprise Chinese Domestic Entity, Revenues < $100mm 1.1 mm small to medium enterprises (SME) in China Fastest growing segment of China's economy Biggest driver of growth in the Chinese Economy Represents 75% of China's $3.2 trillion annual GDP Without SME, China GDP growth would be 2-3% rather than 9-10% Captive Audience Ignored by mainstream financial institutions Difficult (Expensive) for Chinese SME's to acquire capital Insufficient capital inhibits the growth of Chinese SME

China Direct Opportunity 1.1 MM SME in China Diversified industries Low acquisition cost Limited options = Captive audience = Low acquisition cost Strong management and robust growth prospects Investment terms with Chinese entities are more lucrative than can be found with comparable companies in the U.S Mitigate capital risks via control, implement U.S. standards of accounting, reporting and governance

Attractiveness of China Direct Model Capital infusion with little upfront expenses "Training Wheels" for future life as a public entity Comprehensive solutions to improve financial performance Operational infrastructure support in China Management buy-in, instead of Management buy-out Leverage opportunities amongst portfolio Expanding market opportunities globally Creates eventual exit strategy for Entrepreneur @ higher valuation

Mitigate Risk Acquisition Cost: based on net tangible assets Investment: Staged based on predetermined benchmarks Working capital infusion Management buy in, not buy out Ownership control Implement SOX 404 Due diligence Independent audit Provincial government approval

Management Service Division Acquire controlling interest in entities operating within China Administer staged financings for working capital Transform Chinese entity into a global enterprise Vertical integration Magnesium segment Chang Magnesium Golden Magnesium CDI Magnesium Pan Asia Magnesium Baotou Changxin Magnesium Clean Technology segment CDI Wanda Yantai CDI Wanda CDI Metal Recycling Basic Materials segment Lang Chemical CDI Jingkun Metal CDI Jixiang Metal

Advisory Services Division Full service consulting organization Cross pacific bridge Assist Chinese entities seeking access to capital markets Assist U.S. companies seeking Chinese acquisitions Leverage our management & financial staff in the U.S. and China Strategic business development support Comprehensive solution enables management to focus on operations

China Presence Shanghai and Beijing, China Central Support Network Chinese business professionals Monitor and supervise Chinese assets Real time access to information Continuous flow of information Conduct on sight due diligence for potential acquisitions Create brand awareness for China Direct Networking events, conferences, and seminars within China

Acquisition Process: 4 Stages Sourcing Due Diligence Funding Portfolio Management NetworkProactiveRisk ControlValue-Added Chinese government officials Financial Institutions Sector executives Strategic alliances Service providers Seminars & conferences Commercial potential of company Growth potential Risk/return analysis Assess track record of management team On-site due diligence Internal audit External audit Disciplined valuation & risk management Comparative analysis Low valuation Unique investment structure Staged financing Operational support Strategic marketing advice Financial management & controls Additional Working Capital if necessary Worldwide Exposure First Look at Attractive Private Companies Thorough, Systematic & Disciplined VC-Type Valuation Hands-On Approach

Foreign Invested Entity (FIE) China Direct Cash injection for expansion Chinese Domestic Entity Contribute Assets or cash Foreign Invested Entity (FIE) "Joint Venture" Maintain private status in China Ownership based on registered capital Controlled by China Direct Provincial Government approval (Not Central Government) Sino-U.S. Joint Venture

China Direct Program: 8 Stages 8 Life Stages of Portfolio Companies

Magnesium Segment Acquired the first Magnesium company on 12/22/2006 Manufacturer and distributor of magnesium 8,000 MT annual production capacity 2006 Revenues: $27.6 MM with a loss of $47K Investment: $2.55 MM CDS Added Value: Distribution Inc. from 10,000 MT to 34,000 MT in 2007 Manufacturing capacity Inc. from 8,000 MT to 50,000 MT Consolidating production/supply of Mg in China China Direct Effect: 2006 2007 Revenues $27.6 MM $94.2 MM Net Income $(47) K $5.95 MM

Basic Materials Segment Acquired the first company on 10/27/2006 Distributor of synthetic chemicals Sales & distribution network covering eastern China Customers and Suppliers include BASF, Celanese and Lucite 2006 Revenues: $37 MM with a loss of $110K Investment: $710,000 CDS Added Value: Revolving credit facility, reduce operating costs and improve profit margins New manufacturing facility China Direct Effect: 2006 2007 Revenues $37 MM $55.3 MM Net Income $(110) K $0.49 MM

Growth Strategy Internal Improve performance Expand current facilities Create vertical and horizontal growth opportunities Expand reach of current products globally External Acquisitions Basic resources Fragmented industry Proven management Market potential Favorable valuations

Why Magnesium? Magnesium is the third most commonly-used structural metal 33% lighter than aluminum and 75% lighter than steel, and has a higher strength ratio than both Magnesium in your everyday life: Aluminum cans: contain 1.5% - 4.5% magnesium iPhone and other consumer electronics Laptop computers In 2008, about 2/3 of laptop computers and 50% of cell phones worldwide will use magnesium alloy within the body or components Automobile industry

The Auto Industry Biggest driver of magnesium demand going forward Has been used in nearly 60 auto parts, including engines, transmissions, seat frames, steering columns, instrument panels, center consoles Helps to reduce the weight of cars, thus making them more fuel-efficient and environmentally-friendly OICA: 7.7 lbs. of magnesium in average vehicle today, will increase to 22 lbs. in 2010 and 150 lbs. in 2015 USAMP: Magnesium usage per vehicle will increase from 10 lbs. today to 350 lbs in 2020. This will reduce average total vehicle weight by 15% Source: International Organization of Motor Vehicles, U.S. Automobile Material Partnership

Magnesium Segment 2006: 8,000 MT annual capacity 500 MT production 10,000 MT distribution 2007: 20,000 MT annual production capacity 10,000 MT production 34,000 MT distribution 2008: 50,000 MT (est.) annual production capacity 40,000 MT production (est.) 40,000 MT distribution (est.)

Management James Wang, Ph.D. CEO and Chairman - Is responsible for our Chinese Operations. In 2001 Dr. Wang founded Genesis Technology Group, Inc. serving as President and Chairman of the Board of Directors from 2001-2004. Genesis Technology capitalized on Dr. Wang's knowledge and experience to assist both Chinese and U.S. Companies increase their business by promoting cross border commerce. From 2000 until 2001, Dr. Wang was Vice President and Chief Operating Officer of Tensleep Corporation, an integrated Internet company that acquired and licensed technology focused on the Internet infrastructure market. During that span Dr. Wang served as a Director of China Net & Technologies, Inc., a technology firm. Between 1997 and 2000, Dr. Wang was a research scientist and Assistant Professor, Lab Director at the University Of Minnesota School Of Medicine. Dr. Wang received a Bachelor of Science degree from the University of Science and Technology of China in Hefei, China in 1985, a Master of Science Degree from the Shanghai Second Medical University, Shanghai, China in 1988, and his Ph.D. degree from the University of Arizona in 1994, Tucson, Arizona. Marc Siegel, President, Director - Is responsible for U.S. Operations. Mr. Siegel is the general partner of China Discovery Investors, Ltd., an exclusive investment fund. Mr. Siegel served as President of vFinance Investments, Inc., an NASD member and full service financial services organization. Prior to vFinance, Inc., Mr. Siegel founded First Level Capital, Inc., a NASD member merchant banking company. Mr. Siegel served as CEO of First Level Capital, Inc. until it was acquired by vFinance, Inc. Prior to establishing First Level Capital, Inc., Mr. Siegel was a partner of Grady & Hatch & Co., Inc. where he served as President and Managing Director. From September 1993 until June 1997, Mr. Siegel was responsible for sales and marketing, recruiting, motivating and leading an 80 person sales force, which he directly supervised at Commonwealth Associates. From September 1985 to 1993, Mr. Siegel was a sales manager/branch manager with Lehman Brothers, Inc. Mr. Siegel received a Bachelor of Arts Degree and graduated "Cum Laude" from Tulane University in 1981.

Management David Stein, Chief Operating Officer - is responsible coordinating the activities of our U.S. and Chinese operations. Mr. Stein is responsible for managing the efforts of our various professional resources such as legal and accounting functions. From 2001 - 2005 Mr. Stein was Vice President of Investment Banking with vFinance Investments, Inc. A veteran of Wall Street, with the investment houses of Lehman Brothers, PaineWebber, Inc., and Morgan Stanley, Mr. Stein has experience in a full range of financial instruments. Mr. Stein has been involved in equity and debt offerings at the public and private level. Mr. Stein will be instrumental in developing business strategies and relationships for companies in our portfolio. Mr. Stein received a bachelors degree of business administration from the School of Management at Boston University. Jenny Liu, CPA, Vice President of Finance - is responsible for management of financial reporting as well as internal accounting controls for clients and subsidiaries of China Direct. From 2001-2006 Ms. Liu was a supervisor with Hill, Taylor LLC, a Chicago-based public accounting firm, where her significant assignments included audits of public and private companies, tax preparation, management consulting, staff instruction, and recruiting. From 1995-2000 Ms. Liu was Accounting Manager with Mitsui Company operating in the Shanghai office. Ms. Liu has a strong background in financial reporting, budgeting and planning, auditing, and internal controls. Ms. Liu received a Bachelor of Science degree from Shanghai University of Engineering Science, Shanghai, China in 1995, and a Master of Business Administrative degree from University of Illinois at Chicago in 2001, Chicago, Illinois. Ms. Liu registered CPA at State of Illinois in April 2006.

Selected Financial Data Balance Sheet 2005 2006 2007 (audited) (audited) (audited) Cash $ 40 K $ 3.0 MM $20.4 MM Working Capital $ 500 K $ 6.8 MM $42.8 MM Total Assets $ 1.08 MM $20.8 MM $88.3 MM Shareholder Equity $ 520 K $ 5.9 MM $42.8 MM Income Statement 2005 2006 2007 (audited) (audited) (audited) Revenues $1.55 MM $14 MM $174.2 MM Net Income $461 K $169 K $11.8 MM EPS (Diluted) $0.03 $0.01 $0.67

Selected Financial Data (Q1) Balance Sheet 1Q 2007 1Q 2008Growth (un-audited) (un-audited) Cash $ 5.5 MM $26.8 MM 387% Working Capital $ 9.8 MM $81.7 MM 734% Total Assets $30.6 MM $108.7 MM 255% Shareholder Equity $ 8.4 MM $59.3 MM 606% Income Statement 1Q 2007 1Q 2008 Growth (un-audited) (un-audited) Revenues $30.9 MM $60 MM 94% Net Income $ 1.87 MM $ 4.75 MM 154% EPS (Diluted) $0.12 $0.21* 75%

Outlook 2006 Performance: Revenues $14 MM (audited) Net Income $169 K EPS (diluted): $0.01/share 2007 Performance: Revenues $174.2 MM (audited) Net Income $11.8 MM EPS (diluted): $0.67/share 2008 Guidance: Revenues $320 MM Net Income $26 MM EPS (diluted) $1.08* *Note: EPS calculation is performed on a non GAAP basis and excludes certain non-cash non recurring items. Share count is based on an estimated weighted average of 24 million diluted shares

Summary Direct access to SME; most dynamic sector of the Chinese economy U.S. based company actively managing portfolio of Chinese assets Management buy-in, instead of Management buy-out Top caliber deal sourcing team in China since 2000 U.S. and Chinese business professionals Model designed to mitigate risk Focus on sectors poised to grow from emergence of China Extensive due diligence process Outlook: 2007 (audited) 2008 (Projected) Revenue: $174 MM 320 MM Net Income: $11.8 MM $26 MM

Summary

- Direct access to SME; most dynamic sector of the Chinese economy
- U.S. based company actively managing portfolio of Chinese assets
- Management buy-in, instead of Management buy-out
- Top caliber deal sourcing team in China since 2000
- U.S. and Chinese business professionals
- Model designed to mitigate risk
- Focus on sectors poised to grow from emergence of China
- Extensive due diligence process
- Outlook:

Outlook:	2007 (audited)	2008 (Projected)
Revenue:	$174 MM	320 MM
Net Income:	$11.8 MM	$26 MM

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